SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 7, 2006

                               I.D. SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                   001-15087                    22-3270799
        --------                   ---------                    ----------
     (State Or Other             (Commission                   (IRS Employer
     Jurisdiction Of              File Number)               Identification No.)
      Incorporation)

              One University Plaza, Hackensack, NJ          07601
              -----------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)

        Registrant's telephone number, including area code (201) 996-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

     This Current Report on Form 8-K (this "Report") is being filed for the purpose of filing Exhibits 1.1, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 10.1 to the Registration Statement on Form S-3 of I.D. Systems, Inc. (Registration No. 333-131489) filed with the Securities and Exchange Commission (the "SEC") on February 2, 2006, as amended by Amendment No. 1 filed with the SEC on February 22, 2006.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

          1.1 Form of Underwriting Agreement between I.D. Systems, Inc. and the Underwriters named therein.

          4.4 Loan Agreement, dated January 2, 2003, between Wachovia Bank, NA and I.D. Systems, Inc.

          4.5 Promissory Note, dated January 2, 2003, from I.D. Systems, Inc. to Wachovia Bank, NA.

          4.6 Security Agreement, dated January 2, 2003, by I.D. Systems, Inc. for the benefit of Wachovia Bank, NA.

          4.7 Loan Agreement, dated May 4, 2005, between Wachovia Bank, NA and I.D. Systems, Inc.

          4.8 Promissory Note, dated May 4, 2005, from I.D. Systems, Inc. to Wachovia Bank, NA.

          4.9 Letter Agreement, dated January 1, 2006, between Wachovia Bank, NA and I.D. Systems, Inc., which amends that certain Loan Agreement, dated January 2, 2003, between Wachovia Bank, NA and I.D. Systems, Inc.

          10.1 1999 Stock Option Plan (as amended and restated effective April 20, 2005).

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          I.D. SYSTEMS, INC.


                                          By: /s/ Ned Mavrommatis
                                              -------------------
                                              Name:  Ned Mavrommatis
                                              Title: Chief Financial Officer


Date:    March 7, 2006

                                                                     Exhibit 1.1
















                               [2,500,000] SHARES

                               I.D. SYSTEMS, INC.

                                  COMMON STOCK



                             UNDERWRITING AGREEMENT

                                MARCH [__], 2006

                             UNDERWRITING AGREEMENT

                                                                March [__], 2006

MORGAN KEEGAN & COMPANY, INC.
COWEN & CO., LLC
JEFFERIES & COMPANY, INC.

[And the other several Underwriters named in
Schedule I]

     c/o Morgan Keegan & Company, Inc.
     50 N. Front Street
     Memphis, Tennessee 38103

Ladies and Gentlemen:

         I.D. Systems, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the
"Underwriters"), for whom Morgan Keegan & Company, Inc. is acting as the representative (in such capacity, the "Representative"), an aggregate of [2,500,000] shares (the "Firm Shares") of common stock, $0.01 par value per share (the "Common Stock") of the Company. The Company also proposes to issue and sell to the several Underwriters not more than an additional [375,000] shares, solely to cover overallotments, if any (the "Overallotment Shares") of the Common Stock if and to the extent that the Representative shall have determined to exercise, on behalf of the several Underwriters, the right to purchase such shares granted to the Underwriters in Section 2 hereof. The Firm Shares and the Overallotment Shares are hereinafter collectively referred to as the "Shares."

         The Company (i) has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-131489) and (ii) has prepared, and will file with the Commission promptly after execution and delivery of this Agreement in accordance with Rule 424(b) and Rule 430A under the Securities Act (as defined below), a prospectus relating to the Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), and any information incorporated by reference therein or deemed to be a part thereof (pursuant to Rule 430A under the Securities Act or otherwise) is called the "Registration Statement." If any registration statement is filed pursuant to Rule 462(b) under the Securities Act, the term "Registration Statement" as used herein shall include any Rule 462(b) registration statement. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement that becomes effective prior to the First Closing Date or any Option Closing Date, each as defined herein, the registration statement as so amended) under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act, including all information incorporated by reference therein or deemed to be a part thereof, is


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

hereinafter called the "Preliminary Prospectus." Such prospectus relating to the Shares that is first filed pursuant to Rule 424(b), and any amendments thereof or supplements thereto, including all information incorporated by reference therein or deemed to be a part thereof, is called the "Prospectus." All references in this Agreement to the Registration Statement, the Preliminary Prospectus, the Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         As used herein:

         "Disclosure Package" means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the date hereof, including any document incorporated or deemed incorporated by reference therein, (ii) the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto,
(iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package and (iv) the information set forth on Schedule III hereto, all considered together;

         "Free Writing Prospectus" means any free writing prospectus, as defined in Rule 405 of the Securities Act;

         "Issuer  Free  Writing   Prospectus"  means  any  issuer  free  writing
prospectus as defined in Rule 433 of the Securities Act;

         "Knowledge" means the actual knowledge of a fact or other matter by any of the following persons: Jeffrey M. Jagid, Kenneth S. Ehrman, Michael L. Ehrman, Ned Mavrommatis, Greg Smith and Frederick F. Muntz; and

         "Material Adverse Change" means any change, development or occurrence, whether or not arising in the ordinary course of business, that would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company.

         The Company hereby confirms its agreements with the Underwriters as follows:

            SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to each of the Underwriters as follows:

         (a) Compliance with Registration Requirements.

         The Registration Statement has been declared effective by the Commission under the Securities Act. The Company has complied with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the Company's Knowledge, threatened by the Commission. No order preventing or suspending the use of the Preliminary Prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the Company's Knowledge, threatened by the Commission or by the state securities authority of any jurisdiction.


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

         The Preliminary Prospectus and the Prospectus when first filed with the Commission, on the First Closing Date and on any Option Closing Date (i) complied, and will comply, in all material respects with the Securities Act,
(ii) will be identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares and (iii) did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Registration Statement, as of each effective date and as of the First Closing Date and any Option Closing Date, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, the Preliminary Prospectus or the Prospectus made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Underwriters through the Representative expressly for use therein, it being understood and agreed that the only such information furnished to the Company consists of the information described as such in the penultimate sentence of
Section 8(b) hereof. There are no contracts or other documents required to be disclosed in the Preliminary Prospectus, the Prospectus or to be filed as exhibits to the Registration Statement that have not been disclosed or filed as required and the filing of any such contract or other document, or the reference thereto in the Registration Statement, the Preliminary Prospectus or Prospectus, did not require the consent of any third party that has not been obtained.

         (b) Periodic Reporting; Incorporated Documents

         As of the date hereof, the Company (i) is subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), (ii) has filed all reports and other materials required to be filed by Sections 13(a), 14 or 15(d) of the Exchange Act during the preceding 12 months, (iii) has filed an Annual Report on Form 10-K required under Section 13(a) or 15(d) under the Exchange Act for its most recently completed fiscal year; (iv) is not, and during the past three years was not (nor was any predecessor), (A) a blank check company, as defined in Rule 419(a)(2) of the Securities Act, (B) a shell company, other than a business combination related shell company, each as defined in Rule 405 of the Securities Act, or (C) a registrant for an offering of penny stock as defined in Rule 3a51-1 of the Exchange Act, (v) makes its periodic and current reports filed pursuant to
Section 13 or Section 15(d) of the Exchange Act readily available and accessible on a web site maintained by or for the Company and containing information about the Company and (vi) is eligible to use Form S-3 for the offering of Shares contemplated by this Agreement.

         Each document incorporated by reference in the Registration Statement, Prospectus and the Disclosure Package, when it became effective or was filed with the Commission, as applicable, conformed in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and, when read together with the other information included in or incorporated by reference into the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, Prospectus and the Disclosure Package or any further amendment or supplement thereto, when such documents are filed with or declared effective by the Commission, as applicable, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and, when read together with the other information included in or incorporated by reference into the Prospectus, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (c) Disclosure Package.

         As of the date hereof, the Disclosure Package did not, and at the time of each sale of Shares and the First Closing Date and any Option Closing Date, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in the immediately preceding sentence do not apply to statements in or omissions from the Disclosure Package made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Underwriters through the Representative expressly for use therein, it being understood and agreed that the only such information furnished to the Company consists of the information described as such in the penultimate sentence of
Section 8(b) hereof.

         (d) Free Writing Prospectuses.

         The Company is eligible to use Free Writing Prospectuses in connection with the offering contemplated by this Agreement pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act.

         Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offering and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified.

         Except for the Issuer Free Writing Prospectuses identified in Schedule II hereto, if any, the Company has not prepared, used or referred to any Free Writing Prospectus.

         (e) Registration Statement Furnished to Representative.

         The Company has delivered to the Representative one conformed copy of the Registration Statement and each amendment thereto.

         (f) Distribution of Offering Material By the Company.

         The Company has not distributed and will not distribute, prior to the completion of the Underwriters' distribution of the Shares, any written offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the Registration Statement.

         (g) The Underwriting Agreement.

         This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and by equitable limitations on the availability of specific remedies.

         (h) Authorization of the Shares.

         The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

         (i) No Applicable Registration or Other Similar Rights.

         No person has rights to have any securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

         (j) No Material Adverse Change.

         Except as otherwise disclosed in both the Prospectus and the Disclosure Package, subsequent to December 31, 2005: (i) there has been no Material Adverse Change; (ii) the Company has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business or entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of capital stock or repurchase or redemption by the Company of any class of capital stock.

         (k) Independent Accountants.

         Eisner LLP, which has expressed its opinion with respect to certain financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of any of the Registration Statement, the Prospectus or the Disclosure Package or are incorporated by reference therein, are and were during the period covered by its reports, an independent registered public accounting firm as required by the Securities Act and the Exchange Act.


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

         (l) Preparation of the Financial Statements.

         The financial statements included in the Disclosure Package or the Prospectus present fairly in all material respects the financial position of the Company as of and at the dates indicated and the results of its operations, cash flows and changes in stockholders' equity for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Disclosure Package or the Prospectus. All non-GAAP financial measures included in each of the Disclosure Package, the Prospectus and the Registration Statement, if any, comply with the Securities Act, including Regulation G and Item 10(e) of Regulation S-K, and present fairly the information shown therein and the Company's basis for using such measures.

         (m) Incorporation and Good Standing of the Company; No Subsidiaries.

         The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in both the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. The Company does not own or control, directly or indirectly, any interest in any corporation, association or other entity.

         (n) Capitalization and Other Capital Stock Matters.

         As of January 31, 2006, the authorized capital stock of the Company is as set forth, and the outstanding capital stock of the Company is as set forth, in both the Disclosure Package and the Prospectus under the caption "Description of Capital Stock." There are no shares of preferred stock of the Company outstanding. The Common Stock (including the Shares) conforms in all material respects to all statements relating thereto contained in both the Disclosure Package and the Prospectus and such description conforms, in all material respects, to the rights set forth in the instruments defining the same. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal, state and foreign securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Other than those disclosed in both the Disclosure Package and the Prospectus, there are no (i) shares of Common Stock reserved for any purpose except for options to purchase Common Stock under the Company's 1995 Non-Qualified Stock Option Plan, 1999 Stock Option Plan and Director Stock Option Plan and (ii) authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or


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

exchangeable or exercisable for, capital stock of the Company. All options, warrants and other rights to purchase shares of capital stock in the Company were issued in compliance with federal, state and foreign securities laws, and conform in all material respects to the description thereof contained in both the Disclosure Package and the Prospectus.

         (o) Nasdaq National Market Listing.

         The Shares have been approved for listing on The Nasdaq Stock Market, Inc.'s National Market (the "Nasdaq National Market").

         (p)   Non-Contravention   of   Existing    Instruments;    No   Further
Authorizations or Approvals Required.

         The Company is not: (i) in violation of its certificate of incorporation or by-laws; or (ii) in default or, with the giving of notice or lapse of time, none of them would be in default (each, a "Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject (each, an "Existing Instrument"), except in the case of this clause (ii) for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by both the Disclosure Package and the Prospectus: (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the certificate of incorporation or by-laws of the Company; (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, or require the consent (other than consents that have been obtained) of any other party to, any Existing Instrument; and (iii) will not result in any violation of any applicable law, administrative regulation or administrative or court decree applicable to the Company; except in the case of clauses (ii) and (iii) for such conflicts, breaches, Defaults, liens, charges, encumbrances or violations as would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority, agency or body (each, a "Governmental Authority"), is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by both the Disclosure Package and the Prospectus, except such as (i) have been obtained or made by the Company and are in full force and effect under the Securities Act and (ii) may be required by applicable state securities or blue sky laws and from the National Association of Securities Dealers, Inc. (the "NASD") or the Nasdaq National Market.

         (q) No Material Actions or Proceedings.

         Except as disclosed in both the Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending or, to the Company's Knowledge, threatened: (i) against or affecting the Company; or (ii) which has as the subject thereof property owned or leased by the Company where in the case of (i) or (ii) above any such action, suit or proceeding, if determined adversely, would result in a Material Adverse

Change or adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement. Furthermore, to the Company's Knowledge, no domestic or foreign regulatory body (including the NASD), securities exchange or market has conducted, is conducting or has threatened to commence or conduct any investigations, actions or proceedings relating to the Company or any offering of the Common Stock or other security of the Company.

         (r) Intellectual Property Rights.

         The Company owns, possesses, licenses or has other rights to use all material patents or patent applications (collectively, the "Patents"), trademarks and service marks, trademark and service mark applications and registrations, trade names, copyrights, copyright applications and registrations, Internet uniform resource locators and domain name registrations, licenses, inventions, trade secrets, computer software, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as described in both the Disclosure Package and the Prospectus and: (i) to the Company's Knowledge, there is no infringement or misappropriation by third parties of any item of Intellectual Property owned by or licensed to the Company; (ii) there is no pending or, to the Company's Knowledge, threatened, action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property; (iii) there is no pending or, to the Company's Knowledge, threatened, action, suit, proceeding or claim by others challenging the validity, enforceability, or scope of Intellectual Property owned by or licensed to the Company; (iv) there is no pending or, to the Company's Knowledge, threatened, action, suit, proceeding or claim by others that the Company infringes, or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; (v) to the Company's Knowledge, the Company does not, in the conduct of its business as described in both the Disclosure Package and the Prospectus, infringe or conflict with any copyright or patent of any third party, any work that is the subject of any third party's copyright registration or application to register a copyright, or any discovery, invention, product or process that is the subject of a patent application filed by any third party; (vi) to the Company's Knowledge, the Company does not, in the conduct of its business as described in both the Disclosure Package and the Prospectus, misappropriate any right of any third party in any trade secrets, or take any action that constitutes unfair competition or unfair trade practices under applicable law; (vii) to the Company's Knowledge, the Company does not, in the conduct of its business as described in both the Disclosure Package and the Prospectus, infringe or conflict with any right of any third party in any trademark or service mark or trade dress; (viii) to the Company's Knowledge, there is no U.S. patent that contains claims that interfere with or cover the subject matter claimed by any U.S. patent owned by or licensed to the Company;
(ix) to the Company's Knowledge, there is no prior art that may render any U.S. patent held by the Company invalid, nor is there any prior art that may render any U.S. patent application held by the Company unpatentable; (x) the Company has paid all annuity, maintenance, renewal and issue fees that are due, within the required time period, and has claimed small entity status only as appropriate, in connection with all patents, patent applications and registered forms of Intellectual Property owned by the Company; (xi) the Company has taken commercially reasonable steps to protect the rights of the Company in its confidential information and any trade secret or confidential information of third parties used by the Company; (xii) where appropriate, the Company has taken commercially reasonable steps to require its employees, agents, consultants, contractors or other persons to execute appropriate instruments of assignment in favor of the Company as assignee to convey to the Company ownership of Intellectual Property developed by such employees, agents, consultants, contractors or other persons on behalf of the Company; and (xiii) none of the Intellectual Property necessary for the conduct of the Company's business as described in both the Disclosure Package and the Prospectus constitutes a "subject invention", "computer software", "form, fit and function data" or "technical data" as such terms are defined in the Company's contract with the United States Postal Service (Contract No. 3BMHRD-05-H-1620).

         (s) All Necessary Permits, etc.

         Except as disclosed in both the Disclosure  Package and the Prospectus:
(i) the Company possesses such valid and current certificates, authorizations or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct its business as currently conducted, except for such certificates, authorizations or permits the failure of which to obtain would not, individually or in the aggregate, result in a Material Adverse Change; and (ii) the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

         (t) Title to Properties.

         Except as disclosed in both the Disclosure Package and the Prospectus, the Company has good and legal title to all the properties and assets owned by it, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except: (i) such as would not materially and adversely affect the value of such property and assets; and (ii) such as would not materially interfere with the current use of such property and assets by the Company. The real property, improvements, equipment and personal property held under lease by the Company are held under valid and enforceable leases, with such exceptions as would not materially interfere with the current use of such real property, improvements, equipment or personal property by the Company.

         (u) Tax Law Compliance.

         The Company has accurately prepared and timely filed all federal, state, local, foreign and other tax returns (or timely filed applicable extensions therefore) that have been required to be filed by it with the appropriate governmental authorities in all jurisdictions in which such tax returns are required to be filed and has timely paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes, fines, penalties, and all taxes that the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except, in all cases, for any such tax, assessment or similar charge that the Company is contesting in good faith by appropriate proceedings and except in any case in which the failure to so file or pay would not in the aggregate result in a Material Adverse Change. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(l) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined. No deficiency assessment with respect to a proposed adjustment of the Company's federal, state, or other taxes is pending or, to the Company's Knowledge, threatened. There is no material tax lien, whether imposed by any federal, state, or other taxing authority, outstanding against the assets, properties or business of the Company. No audits or other administrative proceedings or court proceedings are presently pending nor, to the Company's Knowledge, threatened against the Company with regard to any taxes or returns of such entities, and no taxing authority has notified the Company that it intends to investigate its tax affairs.

         (v) Company Not an "Investment Company."

         The Company is not, and after receipt of payment for the Shares and the application thereof will not be, an "investment company" within the meaning of Investment Company Act of 1940, as amended (the "Investment Company Act"), and intends to conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (w) Insurance.

         Except as disclosed in both the Disclosure Package and the Prospectus, the Company is insured by recognized and reputable institutions, with policies in such amounts and with such deductibles and covering such risks as are adequate and customary for its business including, but not limited to, policies covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and earthquakes. Except as disclosed in both the Disclosure Package and the Prospectus, the Company has no reason to believe that it will not be able to renew its existing insurance coverage or to obtain similar coverage from similar insurers as may be necessary to continue its business at a reasonable cost as and when such policies expire.

         (x) Related Party Transactions.

         No relationship, direct or indirect, exists that is required by Item 404 of Regulation S-K under the Securities Act to be described in the Disclosure Package or the Prospectus that has not been so described.

         (y) No Unlawful Contributions or Other Payments.

         Neither the Company nor any employee or agent acting on behalf of the Company has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any applicable law or of the character required to be disclosed in both the Disclosure Package and the Prospectus.

         (z) Company's Accounting System and Internal Controls; Disclosure Controls and Procedures.

         The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which: (i) are designed to ensure that material information relating to the Company is made known to the Company's principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement; and (iii) are effective in all material respects to perform the functions for which they were established. There are no significant deficiencies or material weaknesses in the design or operation of the Company's internal controls over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information to management and the Board of Directors. The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. Since the most recent evaluation of the Company's disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting.

         (aa) Compliance with Environmental Laws.

         Except as otherwise disclosed in both the Disclosure Package and the Prospectus, or as would not otherwise require disclosure under federal securities laws: (i) to the Company's Knowledge, the Company is not in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any environmental permits or other environmental governmental authorizations required for the operation of the business of the Company under applicable Environmental Laws, or noncompliance with the terms and conditions thereof except where such violation would not cause a Material Adverse Change, nor has the Company received any written communication from a Governmental Authority that alleges that the Company is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or Governmental Authority or investigation with respect to which the Company has received notice alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Materials of Environmental Concern at any location or alleging a potential or actual violation of Environmental Laws (collectively, "Environmental Claims"), pending or, to the Company's Knowledge, threatened against the Company; and (iii) to the Company's Knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, that reasonably would result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or against any person or entity whose liability for any Environmental Claim the Company has retained or assumed either contractually or by operation of law that would result in a Material Adverse Change.

         (bb) ERISA Compliance.

         The Company and any "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company or its "ERISA Affiliates" (as defined below) are in compliance with ERISA in all material respects. "ERISA Affiliate" means, with respect to the Company, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company is a member. No "reportable event" (as defined under ERISA) has occurred with respect to any "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates. No "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined in ERISA Section 4001(a)(18)).

         (cc) Brokers.

         Except as otherwise disclosed in both the Disclosure Package and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any transactions contemplated by this Agreement.

         (dd) No Outstanding Loans or Other Indebtedness.

         There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, except as disclosed in both the Disclosure Package and the Prospectus.

         (ee) No Labor Disputes.

         No labor dispute with the employees of the Company exists or, to the Company's Knowledge, is threatened or imminent.

         (ff) Compliance with Laws.

         In addition to the representations and warranties of the Company contained in Sections 1(s), 1(u), 1(y), 1(aa), 1(bb), 1(gg), 1(ii) and 1(jj) hereof, the Company has complied in all material respects with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business.

         (gg) Sarbanes-Oxley.

         The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company and is actively taking (or will take) all reasonable steps necessary to ensure that it will be in material compliance with other provisions of the Sarbanes-Oxley Act of 2002 as and when such provisions become applicable to the Company.

         (hh) Off-Balance Sheet Transactions.

         There are no off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other similar relationships with unconsolidated entities or other persons.

         (ii) Compliance with the FCPA.

         Neither the Company nor any of its directors, officers, agents, employees or affiliates acting on behalf of the Company has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company has conducted its business in compliance with the FCPA. The Company does not have any operations outside of the North America.

         (jj) Compliance with Regulation M.

         Neither the Company nor any "affiliated purchaser" of the Company (as such term is defined in Regulation M under the Exchange Act ("Regulation M") has taken, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M or cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (kk) Material Contracts.

         Each of the Company's Existing Instruments that consist of written or oral contracts, commitments, understandings, sales orders, purchase orders or other agreements or arrangements with its ten largest customers based upon the revenue generated by each such customer during the fiscal year ended December 31, 2005 (each a "Material Contract" and, collectively, the "Material Contracts") is in full force and effect and constitutes the legal, valid and binding obligation of the Company and, to the Company's Knowledge, the other party thereto. All of the Material Contracts are enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and by equitable limitations on the availability of specific remedies. Except as described in both the

Disclosure Package and the Prospectus, no termination notice has been delivered by any party to any other party with respect to any Material Contract. The
Company has delivered to the Underwriters true and complete copies of each Material Contract and a complete and accurate written description of any Material Contract that has not been reduced to writing.

         Any certificate signed by an officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters set forth therein.

         The Company acknowledges that the Underwriters and, for purposes of the opinion to be delivered pursuant to Section 5 hereof, counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

              SECTION 2. PURCHASE, SALE AND DELIVERY OF THE SHARES.

         (a) Agreements to Sell and Purchase.

             (i) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the
             Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[___] per share (the "Purchase Price"), that number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. Payment for the Firm Shares to be sold hereunder shall be made by wire transfer of immediately available funds against delivery of such Firm Shares for the respective accounts of the several Underwriters at 9:00 a.m., eastern standard time, on March [__], 2006, or at such other time on the same or such other date, as shall be designated by the Representative. The time and date of such payment are hereinafter referred to as the "First Closing Date."

             (ii) Upon written notice from the Representative given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Overallotment Shares at the Purchase Price. The Company agrees to issue and sell to the Underwriters up to the total number of Overallotment Shares specified herein. On each day, if any, that Overallotment Shares are to be purchased (each an "Option Closing Date"), such Overallotment Shares shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares (subject to adjustment by the Representative to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering overallotments made in connection with the sale of the Firm Shares. No Overallotment Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Overallotment Shares or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representative to the Company.

         (b) Public Offering of the Common Shares.

         The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, as disclosed in the Prospectus, the Shares as soon after this Agreement has been executed as the Representative, in its sole judgment, has determined is advisable and practicable, subject to the requirements of the Securities Act.

         (c) Delivery of the Shares.

         The Company shall deliver, or cause to be delivered, to the Representative, through the facilities of the Depository Trust Company ("DTC"), for the account of the Underwriters, the Firm Shares at the First Closing Date, against receipt of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Representative, through the facilities of DTC, for the account of the Underwriters, any Overallotment Shares the Underwriters have agreed to purchase on the First Closing Date or any Option Closing Date, as the case may be, against receipt of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Shares shall be in definitive form and registered in such names and denominations as the Representative shall have requested prior to the First Closing Date (or Option Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or Option Closing Date, as the case may be) at the office of DTC or its designated custodian or at such other location in New York City as the Representative may designate (the "Designated Office"). The documents to be delivered on the First Closing Date (or Option Closing Date, as the case may be) on behalf of the parties hereto pursuant to this Agreement shall be delivered at the offices of King & Spalding LLP, 1185 Avenue of the Americas, New York, NY 10036 (or at such other location as the Underwriters may designate) and the Shares shall be delivered at the Designated Office, all on the First Closing Date (or Option Closing Date, as the case may be). Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

         (d) Delivery of Prospectus.

         Not later than 12:00 p.m. on the second business day following the date hereof, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representative shall reasonably request.

                 SECTION 3. ADDITIONAL COVENANTS OF THE COMPANY.

         The Company covenants and agrees with the Underwriters as follows:

         (a) Review of Proposed Amendments and Supplements.

         During such period beginning on the date hereof and ending on the later of the First Closing Date (or any Option Closing Date, as the case may be) or such date, as in the opinion of counsel for the Underwriters, the Prospectus (or, in lieu thereof, the notice referred to in Rule 172(a) under the Securities
Act) is no longer required by law to be delivered in connection with sales by any Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act), the Prospectus or the Disclosure Package, including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act, the Company shall promptly furnish to the Representative for review a copy of each such proposed amendment or supplement and shall permit the Representative a reasonable opportunity to comment thereon, and shall consider in good faith any reasonable comments made by, or changes reasonably requested by, or reasonable objections to the filing of any such amendment or supplement communicated to the Company by the Representative or their attorneys or advisors.

         (b) Securities Act Compliance.

         During the Prospectus Delivery Period, the Company shall promptly advise the Representative in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Disclosure Package or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange or market upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, under the Securities Act.

         (c) Amendments and Supplements and Other Securities Act Matters.

         If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus or Disclosure Package in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if in the opinion of the Representative and counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus or the Disclosure Package to comply with applicable law, the Company agrees to promptly prepare (subject to Section 3(a) hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus or the Disclosure Package so that the statements in the Prospectus or the Disclosure Package as so amended or supplemented will not when it (or, in lieu thereof, the notice referred to in Rule 172(a) under the Securities Act) is so delivered, include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, be misleading or so that the Prospectus or the Disclosure Package, as amended or supplemented, will comply with the Securities Act.

         (d) Copies of any Amendments and Supplements.

         The Company agrees to furnish to each Underwriter, without charge, during the Prospectus Delivery Period, as many copies of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, and any amendments and supplements thereto as the Underwriter may reasonably request.

         (e) Blue Sky Compliance.

         The Company shall cooperate with the Underwriters and counsel for the Underwriters to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or other jurisdictions reasonably designated by the Representative, shall comply with such laws and shall use its reasonable best efforts to continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or, to the extent it has Knowledge thereof, threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

         (f) Earnings Statement.

         As soon as practicable, but not later than the dates such information is required to be filed with the Commission, the Company will make generally available, including, but not limited to, by filing on EDGAR, to its security holders an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act.

         (g) Exchange Act Compliance.

         During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

         (h) Agreement Not to Offer or Sell Additional Securities.

         During a period of ninety (90) days from the date set forth on the cover page of the Prospectus (the "Initial Lockup-Period"), the Company will not, without the prior written consent of the Representative, directly or indirectly: (i) offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the Securities Act with respect to any of the foregoing; or (ii) enter into any swap, hedge or any other arrangement that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Common Stock, whether any such swap or transaction described in clauses (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except
(A) grants of employee or director stock options or issuances of restricted Common Stock pursuant to the terms of an equity compensation plan in effect on the date hereof, (B) issuances of Common Stock pursuant to the exercise of employee or director stock options outstanding on the date hereof and (C) the filing of a registration statement on Form S-8 under the Securities Act registering the Common Stock issuable pursuant to clauses (A) and (B) above; provided, however, that if (1) during the last 17 days of the Initial Lock-up Period, the Company releases earnings results or publicly announces material news or a material event relating to the Company or (2) prior to the expiration of the Initial Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Initial Lock-up Period, then in each case the Initial Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement of the other material news or material event, as applicable, unless the Representative waives in writing such extension (the Initial Lock-up Period, as extended, the "Lock-up Period"). The Company has obtained agreements substantially in the form of EXHIBIT C hereto from each of the persons listed on EXHIBIT D hereto.

         (i) No Manipulation of Price.

         Neither the Company nor any "affiliated purchaser" of the Company (as such term is defined in Regulation M) will take, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M or cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (j) Additional Documents.

         On or before each of the First Closing Date and any Option Closing Date, as the case may be, the Company will provide to the Representative and counsel for the Underwriters such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

         (k) Press Releases During the Prospectus Delivery Period.

         The Company shall furnish to the Representative for review a copy of any press release that the Company or any of its affiliates proposes to issue with respect to or that otherwise references the offering of the Shares, and, except as required by law, shall not issue any such press release or make any public statement with respect to or otherwise referring to the offering of the Shares without the approval of the Representative, which approval shall not be unreasonably withheld, delayed or conditioned.

         (l) Use of Proceeds.

         The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus and the Disclosure Package.

         (m) Investment Limitation.

         The Company shall not invest, or otherwise use the net proceeds received by the Company from its sale of the Shares in such a manner as would require the Company to register as an investment company under the Investment Company Act.

         (n) Free Writing Prospectuses.

         The Company agrees to: (i) furnish a copy of each proposed Free Writing Prospectus to the Representative and counsel for the Underwriters and obtain the consent of the Representative prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act; and (ii) to comply with the requirements of Rules 164 and 433 of the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable.

         The Representative may, in its sole discretion, waive in writing the performance of any one or more of the foregoing covenants or extend the time for their performance.

                         SECTION 4. PAYMENT OF EXPENSES.

         The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (a) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (b) all fees and expenses of the registrar and transfer agent of the Common Stock, (c) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (d) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (e) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and all amendments and supplements thereto, and this Agreement, (f) all filing fees, including reasonable attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the laws of any foreign jurisdiction, and, if reasonably requested by the Underwriters, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (g) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Shares, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior written approval of the Company, travel and lodging expenses of the officers of the Company and, with the prior written approval of the Company, any such consultants, (h) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters (with such fees and expenses of counsel not to exceed $30,000) in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Shares, (i) the fees and expenses associated with listing the Shares on the Nasdaq National Market, and (j) all other fees, costs and expenses referred to in Item 14 of
Part II of the Registration Statement. With respect to the costs of any aircraft chartered in connection with any road show with the Company's prior approval, one-third of such costs shall be borne by the Underwriters and two-thirds of such costs shall be borne by the Company; provided, however, that in the event the Underwriters' "use" of any such aircraft is less than or greater than one-third, an equitable adjustment shall be made so that the allocation of the costs for such aircraft reflects the actual usage by the Company, on the one hand, and the Underwriters, on the other hand. For purposes of the previous sentence of this Section 4, use shall be determined based upon the quotient, the numerator of which is the number of miles flown by representatives of the Underwriters (with the miles of each such person being aggregated for these purposes), and the denominator of which is the total number of miles flown by all persons (with the miles of each such person being aggregated for these purposes). Except as provided in this Section 4, Section 6, Section 8 and
Section 9 hereof, the Underwriters shall pay their own expenses, including, without limitation, the fees and disbursements of their counsel.

          SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS.

         The Underwriters are only obligated to purchase and pay for the Shares as provided herein on the First Closing Date and any Option Closing Date, as the case may be, if: (i) the representations and warranties of the Company set forth in Section 1 of this Agreement that are qualified as to materiality or Material Adverse Change are true and correct in all respects and those not so qualified are true and correct in all material respects, as of the date hereof and as of the First Closing Date as though then made and, with respect to any Option Closing Date, as of such Option Closing Date as though then made; and (ii) the Company has complied in all material respects with all the agreements and covenants on its part to be performed hereunder and has satisfied all the conditions on its part to be satisfied hereunder and to each of the following conditions:

         (a) Accountants' Comfort Letter. The Underwriters shall have received from Eisner LLP, an independent registered public accounting firm for the
Company, a letter dated the date of the Preliminary Prospectus and a letter dated the date hereof, addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type ordinarily included in an accountant's "comfort letter" to underwriters, delivered according to Statement of Auditing Standards No. 72 and Statement of Auditing Standard No. 100 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus.

         (b) Compliance with Registration Requirements; No Stop Order; No Objection of NASD. For the period from and after the date of this Agreement and prior to the First Closing Date and any Option Closing Date, as the case may be:

             (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act;

             (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

             (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

         (c) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the First Closing Date and any Option Closing Date, as applicable, in the reasonable judgment of the Representative, there shall not have occurred any Material Adverse Change that makes it impractical or inadvisable to proceed with the completion of the public offering or the sale and payment for the Shares.

         (d) Opinion of Counsel for the Company. On the First Closing Date and any Option Closing Date, as the case may be, the Underwriters shall have received the favorable opinion of: (i) Lowenstein Sandler PC, counsel for the Company, dated the First Closing Date and, with respect to any Option Closing Date, dated such Option Closing Date, in each case, substantially to the effect set forth in EXHIBIT A; and (ii) Troutman Sanders LLP, special intellectual property counsel for the Company, dated the First Closing Date and, with respect to any Option Closing Date, dated such Option Closing Date, in each case, substantially to the effect set forth in EXHIBIT B.

         (e) Opinion of Counsel for the Underwriters. On the First Closing Date and any Option Closing Date, as the case may be, the Underwriters shall have received from King & Spalding LLP, counsel for the Underwriters, such opinion or opinions, dated the First Closing Date and, with respect to any Option Closing Date, dated such Option Closing Date, with respect to such matters as the Representative may reasonably require.

         (f) Company Officers' Certificate. On the First Closing Date and any Option Closing Date, as the case may be, the Underwriters shall have received a written certificate executed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated the First Closing Date and, with respect to any Option Closing Date, dated such Option Closing Date, to the effect set forth in subsections (b)(ii) of this Section 5, and further to the effect that:

             (i) for the period from and after the date of this Agreement and prior to the First Closing Date and any Option Closing Date, as the case may be, there has not occurred any Material Adverse Change;

             (ii) the representations and warranties of the Company set forth in
             Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the First Closing Date and, with respect to any

             Option Closing Date, as though expressly made on and as of such Option Closing Date;


             (iii) the Company has complied in all material respects with all the agreements and covenants on its part to be performed hereunder and has satisfied all the conditions on its part to be satisfied hereunder at or prior to the First Closing Date and, with respect to any Option Closing Date, at or prior to such Option Closing Date; and

             (iv) they have reviewed the Registration Statement, the Disclosure Package and the Prospectus and nothing has come to their attention that would lead them to believe that: (A) the Registration Statement, as of each effective date, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (B) the Disclosure Package or the Prospectus, as of their respective issue or filing dates, the First Closing Date or any Option Closing Date, as the case may be, contained or contains, as of such date, any untrue statement of a material fact, or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (g) Bring-down Comfort Letter. On the First Closing Date and any Option Closing Date, as the case may be, the Underwriters shall have received from Eisner LLP, an independent registered public accounting firm for the Company, a letter dated such date, in form and substance satisfactory to the Underwriters, to the effect that they reaffirm the statements made in the letters furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date and, with respect to any Option Closing Date, no more than three business days prior to any Option Closing Date.

         (h) Lock-up Agreements. Prior to the date of this Agreement, the Representative shall have received agreements substantially in the form of EXHIBIT C hereto signed by each of the persons listed on EXHIBIT D hereto.

         (i) The Company shall have furnished to the Representative such further certificates and documents as the Representative shall reasonably request.

         If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the First Closing Date or any Option Closing Date, as the case may be, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8, Section 9 and Sections 13 through 18 shall at all times be effective and shall survive such termination, provided, however, that if such termination occurs after the First Closing Date, this Agreement will not terminate as to the Shares purchased at the First Closing or any Overallotment Shares purchased on any Option Closing Date prior to such termination.

         SECTION 6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES.

         If (a) this Agreement is terminated by the  Representative  pursuant to
Section 5 or (b) the sale to the Underwriters of the Shares on the First Closing Date (or any Option Closing Date, as the case may be) is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof (except to the extent due to any material breach by the Underwriters), the Company agrees to reimburse the Underwriters upon demand up to an aggregate of $75,000 for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

                   SECTION 7. EFFECTIVENESS OF THIS AGREEMENT.

         This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                           SECTION 8. INDEMNIFICATION.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter and Control person from and against any loss, claim, damage, liability or expense, as incurred, to which the Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, in the case of (i) and (ii) above, to reimburse each Underwriter and each such controlling person for any and all reasonable expenses (including reasonable legal fees and disbursements of counsel) as such expenses are incurred by the Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriters through the Representative expressly for use in the Registration Statement any Preliminary Prospectus, Issuer Free Writing Prospectus or the

Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished to the Company consists of the information described as such in the penultimate sentence of Section 8(b) below. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

         (b) Indemnification of the Company and its Directors and Officers. The Underwriters agree to indemnify and hold harmless the Company, each of its directors, officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Underwriters), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of each of (i) and (ii) above to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration
Statement, any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Underwriters through the Representative expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) is the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" in the Prospectus and the information contained in the sixth paragraph, twelfth paragraph and thirteenth paragraph under the caption "Underwriting" in the Disclosure Package and the Prospectus. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that the Underwriters may otherwise have.

         (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, in light of the circumstances, after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

         (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                            SECTION 9. CONTRIBUTION.

         (a) If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified  party in respect of any losses,  claims,  damages,  liabilities  or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions herein that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total gross proceeds less underwriting discounts and commissions from the offering of the Shares pursuant to this Agreement received by the Company, and the total underwriting commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (b) The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(d), any legal or other reasonable fees or expenses incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

         (c) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9.

         (d) Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each officer and employee of the Underwriters and each person, if any, who controls the Underwriters within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

                   SECTION 10. TERMINATION OF THIS AGREEMENT.

         Prior to the First Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time: (a) trading or quotation in any of the Company's securities shall have been suspended or materially limited by the Commission or by the Nasdaq National Market, or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges or markets by the Commission or the NASD or any other Governmental Authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States; (b) a general banking moratorium shall have been declared by any of federal or New York authorities; (c) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, in any such case that, in the reasonable judgment of the Representative is material and adverse and makes it impracticable or inadvisable to market the Shares in the manner and on the terms disclosed in the Disclosure Package or the Prospectus or to enforce contracts for the sale of securities; (d) in the reasonable judgment of the Representative there shall have occurred any Material Adverse Change; or
(e) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character that in the judgment of the Representative would, individually or in the aggregate, result in a Material Adverse Change. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company to the Underwriters, (ii) the Underwriters to the Company, or (iii) of any party hereto to any other party except that the provisions of Section 8, Section 9 and Section 11 shall at all times be effective and shall survive such termination.

        SECTION 11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY.

         The respective indemnities, agreements, representations, warranties and other statements of the Company and of the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (a) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the officers or employees of the Underwriters, any person controlling the Underwriters, any person controlling the Company, or the officers and employees of the Company or of any person controlling the Company, (b) acceptance of the Shares and payment for them hereunder and (c) termination of this Agreement.

            SECTION 12. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

         (a) If one or more of the Underwriters shall fail at the First Closing Date or any Option Closing Date to purchase the Shares that it or they are obligated to purchase under this Agreement (the "Defaulted Shares"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24 hour period, then:

             (i) if the number of Defaulted Shares does not exceed 10% of the number of Shares to be purchased on such date, each of the non defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non defaulting Underwriters; or

             (ii) if the number of Defaulted Shares exceeds 10% of the number of Shares to be purchased on such date, this Agreement (with respect to the First Closing Date) or, with respect to any Option Closing Date, the obligation of the Underwriters to purchase and of the Company to issue and sell the Overallotment Shares to be purchased and sold on such Option Closing Date shall terminate without liability on the part of any non defaulting Underwriter or the Company.

         (b) No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         (c) In the event of any such default that does not result in a termination of this Agreement or, in the case of an Option Closing Date, that does not result in a termination of the obligation of the Underwriters to purchase and the Company to issue and sell the Overallotment Shares, as the case may be, either (i) the Representative or (ii) the Company shall have the right to postpone the First Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 12.

                              SECTION 13. NOTICES.

         All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Underwriters:

             Morgan Keegan & Company, Inc.
             50 N. Front Street
             Memphis, Tennessee 38103
             Facsimile: 901-579-4341
             Attention: Alper Cetingok

with a copy to (which shall not constitute notice):

             King & Spalding LLP
             1700 Pennsylvania Avenue, NW
             Washington, D.C. 20006
             Facsimile: (202) 626-3737
             Attention: David A. Gibbons

If to the Company:

             I.D. Systems,  Inc.
             One University Plaza
             Hackensack,  NJ 07601
             Facsimile: (201) 996-9144
             Attention: Jeffrey Jagid, Chief Executive Officer

with copies to (which shall not constitute notice):

             Lowenstein Sandler PC
             65 Livingston Avenue
             Roseland, NJ 07608
             Facsimile: (973) 597-2400
             Attention: Steven Skolnick

             Lowenstein Sandler PC
             1251 Avenue of the Americas
             New York, NY 10020
             Facsimile: (212) 262-7402
             Attention:  Michael D. Maline

Any party hereto may change the address for receipt of communications by giving written notice to the others.

            SECTION 14. ARM'S LENGTH RELATIONSHIP; NO FIDUCIARY DUTY.

         The Company acknowledges and agrees that (a) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm's length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any such interests to the Company and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. The Company acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters' performance of the duties and obligations expressly set forth herein. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

                            SECTION 15. SUCCESSORS.

         This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from the Underwriters merely by reason of such purchase.

                     SECTION 16. PARTIAL UNENFORCEABILITY.

         The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                     SECTION 17. GOVERNING LAW PROVISIONS.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

                        SECTION 18. GENERAL PROVISIONS.

         (a) This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         (b) This Agreement may not be amended or modified unless in writing by all of the parties hereto. No waiver of any condition of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver, nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent default, misrepresentation, or breach of warranty or covenant.

         (c) The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

         (d) Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of
Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

         (e) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, the Underwriters' officers and employees, any controlling persons referred to herein, the Company's directors and the Company's officers and its successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.

         (f) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.


                  [The following page is the signature page.]

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.


                                     Very truly yours,

                                     I.D. SYSTEMS, INC.


                                     By: _______________________________
                                              Jeffrey Jagid
                                              Chief Executive Officer


         The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

MORGAN KEEGAN & COMPANY, INC.
         Acting on behalf of themselves and as the Representative of the several Underwriters




By: __________________________
Name:
Title:

                                   SCHEDULE I

                                  UNDERWRITERS

                                                                 NUMBER OF
                                                                FIRM SHARES
                        UNDERWRITER                           TO BE PURCHASED
                        -----------                           ---------------

Morgan Keegan & Company, Inc..............................
Cowen & Co., LLC..........................................
Jefferies & Company, Inc..................................
         Total............................................   -------------------
                                                                  2,500,000
                                                             ===================

                                   SCHEDULE II

                        ISSUER FREE WRITING PROSPECTUSES

[None.]

                                  SCHEDULE III

Public Offering Price Per Share $[       ]

Underwriting Discount Per Share $[       ]

                                                                       EXHIBIT A

                        OPINION OF LOWENSTEIN SANDLER PC

(i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and to conduct its business as described in both the Disclosure Package and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

(ii) The authorized capital stock of the Company is as set forth in both the Disclosure Package and the Prospectus under the caption "Description of Capital Stock." All of the outstanding shares of Common Stock issued after July 6, 1999, have been duly authorized and validly issued, are fully paid and nonassessable and, to our knowledge, have been issued in compliance in all material respects with federal and state securities laws. To our knowledge, none of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.

(iii) The Shares have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company against payment therefor pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

(iv) The issuance of the Shares is not subject to any statutory preemptive rights or, to our knowledge, other similar rights of any securityholder of the Company.

(v) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(vi) The Registration Statement has been declared effective by the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to such counsel's knowledge, are threatened by the Commission. To our knowledge, no order preventing or suspending the use of Disclosure Package or the Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or by the state securities authority of any jurisdiction. The Company is eligible to use Form S-3 for the offering of Shares contemplated by the Underwriting Agreement.

(vii) The Disclosure Package and the Prospectus when first filed with the Commission complied in all material respects with the requirements of the Securities Act. The Registration Statement, at the time it became effective, complied in all material respects with the requirements of the Securities Act.

(viii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the certificate of incorporation and by-laws of the Company and with the requirements of the Nasdaq National Market.

(ix) To such counsel's knowledge, there is no legal or governmental action, suit or proceeding pending or threatened against or affecting the Company that is required to be disclosed in the Preliminary Prospectus or the Prospectus that has not been so disclosed.

(x) The information in both the Preliminary Prospectus and Prospectus under "Description of Capital Stock" and in the Registration Statement under
         Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws, legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

(xi) All descriptions in both the Preliminary Prospectus and the Prospectus of Existing Instruments are accurate in all material respects; to such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in both the Preliminary Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto.

(xii) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency that in our experience is normally applicable to transactions of the type contemplated by the Underwriting Agreement, is required for the Company's execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated thereby and by both the Preliminary Prospectus and the Prospectus, except such as
         (a) have been obtained or made by the Company and are in full force and effect under the Securities Act, and (b) may be required by applicable state securities or blue sky laws and from the NASD, as to which we express no opinion.

(xiii) The Company's execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated hereby and by both the Disclosure Package and the Prospectus (a) will not result in any violation of the provisions of the Company's charter or bylaws,
         (b) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, or require the consent of any other party to, any Existing Instrument listed on Annex A to such counsel's opinion, (c) will not result in any violation of the General Corporation Law of the State of Delaware or any statute of the United States, the State of New York or the State of New Jersey or any rule or administrative regulation of any governmental agency or body of the United States, the State of New York or the State of New Jersey that in our experience is normally applicable to transactions of the type contemplated by the Underwriting Agreement or
         (d) to our knowledge, violate or conflict with any judgment, order or decree of any court of judicial body having jurisdiction over the Company or its property, except that no opinion is given in this paragraph with respect to any federal or state securities law or any rule or regulation issued pursuant to any federal or state securities law.

(xiv) To such counsel's knowledge, no person has rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, except for such rights as have been duly waived.

(xv) The Company is not, and after receipt of payment for the Shares and the application thereof will not be, an "investment company" within the meaning of Investment Company Act.

         In the course of the preparation and/or review of the Registration Statement, the Disclosure Package and the Prospectus, we have participated in conferences and telephone conversations with your representatives and those of the Company, your counsel, the Company's independent auditors, and certain officers and employees of the Company, during which conferences and conversations the contents of the Registration Statement, the Disclosure Package and Prospectus and related matters were discussed. The limitations inherent in the independent verification of factual matters and the nature of the determinations involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained or incorporated by reference in the Registration Statement, the Disclosure Package or Prospectus.

         On the basis of the foregoing, we advise you that no facts have come to our attention that caused us to believe that either (i) the Registration Statement or any amendment thereto, at the time such Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus or any amendment or supplement thereto as of its date, at the time any such amended or supplemented prospectus was issued or at the First Closing Date or any Option Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Disclosure Package or any amendment thereto as of the date of this Agreement contained any untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no view or belief with respect to (A) the Patent Disclosure (as defined in Exhibit B) or (B) the financial statements or financial schedules or other financial data, in each case, included in or incorporated by reference into, or omitted from, the Registration Statement, the Disclosure Package or the Prospectus.

                                                                       EXHIBIT B

                         OPINION OF TROUTMAN SANDERS LLP

         Such counsel are generally familiar with the Patents owned or used by the Company in its business and the manner of its use thereof and have read (a) the Existing Instruments listed on Annex A to the extent relating to the Patents owned or used by the Company and (b) the statements under "Risk Factors - If we are unable to protect our intellectual property rights, our financial condition and results of operations could be materially and adversely affected", "Risk Factors - The U.S. government's right to use technology developed by us with government funds could limit our intellectual property rights" and "Business - Intellectual Property - Patents" (collectively, the "Patent Disclosure") contained in the Registration Statement, the Disclosure Package and the Prospectus, and such counsel has no reason to believe that the Patent Disclosure contained in either: (i) the Registration Statement or any amendment thereto, at the time such Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted any material fact that is required to be stated in such Patent Disclosure or necessary to make the statements contained in such Patent Disclosure not misleading; (ii) the Prospectus or any amendment or supplement thereto as of its date, at the time any such amended or supplemented prospectus was issued or at the First Closing Date or any Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits any material fact in order to make the statements in such Patent Disclosure, in light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package or any amendment thereto as of the date of this Agreement, contained any untrue statement of a material fact or omitted any material fact in order to make the statements in such Patent Disclosure, in light of the circumstances under which they were made, not misleading.

                                                                       EXHIBIT C

                            FORM OF LOCK-UP AGREEMENT


                                                                January __, 2006


Morgan Keegan & Company, Inc.
Jefferies & Company, Inc.
SG Cowen & Co., LLC

c/o      Morgan Keegan & Company, Inc.
         50 N. Front Street, 19th Floor
         Memphis, TN 38103


Dear Sirs:

         As an inducement to the several underwriters, for whom Morgan Keegan & Company, Inc. is acting as the representative (the "REPRESENTATIVE"), to enter into an underwriting agreement (the "UNDERWRITING AGREEMENT") with I.D. Systems, Inc., a Delaware corporation (the "COMPANY"), pursuant to which an offering will be made for the common stock, par value $0.01 per share (the "SECURITIES"), of the Company or any successor (by merger or otherwise) thereto, the undersigned hereby agrees that during the period specified in the following paragraph (the "LOCK-UP PERIOD"), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representative. In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

         The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue to and include the date that is 90 days after the public offering date set forth on the cover page of the final prospectus used to sell the Securities (the "PUBLIC OFFERING DATE") pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the initial Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement of the other material news or material event, as applicable, unless the Representative waives, in writing, such extension.

         The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by the Representative to the Company (in accordance with the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as it may have been extended pursuant to the previous paragraph) has expired.

         The undersigned's acquisition or exercise of any stock option issued by the Company pursuant to the Company's existing stock option plans, or the exercise of any warrant issued or granted to the undersigned that is outstanding on the date hereof, including any exercise effected by the delivery of Securities held by the undersigned to the Company, shall not be subject to this Agreement; provided, however, that any Securities received upon the exercise of any such option or warrant will also be subject to this Agreement. A transfer of Securities by gift, will or intestacy to a family member, affiliate or trust may be made, but only to the extent the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5 made after the expiration of the Lock-Up Period).

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement

         This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if (1) the Company or the Representative decides not to proceed with the offering of the Securities prior to the execution of the Underwriting Agreement, (2) the Underwriting Agreement (other than the provisions thereof that shall survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder or (3) the Public Offering Date shall not have occurred on or before June 30, 2006.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                                                 Very truly yours,


                                                 ---------------------
                                                 [NAME OF STOCKHOLDER]

                                                                       EXHIBIT D

                      PERSONS TO EXECUTE LOCK-UP AGREEMENTS

                                            Jeffrey M. Jagid
                                            Kenneth S. Ehrman
                                            Ned Mavrommatis
                                            Frederick F. Muntz
                                            Michael L. Ehrman
                                            Lawrence Burstein
                                            Michael Monaco
                                            Beatrice Yormark




                                       D-1